UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 29, 1997
                                                -------------------------------

                           MONTEREY HOMES CORPORATION
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             (Exact name of registrant as specified in its charter)



         Maryland                        1-9977                  86-0611231
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



   6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona           85250
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       (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (602) 998-8700
                                                  ------------------------------



                                      NONE
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

                  Monterey Homes Corporation ("Monterey") announced on May 29, 1997 that it has signed a definitive agreement with Legacy Homes, Ltd., Legacy Enterprises, Inc., and John and Eleanor Landon, to acquire substantially all of the assets of Legacy Homes, Ltd. and Legacy Enterprises, Inc. The transaction is subject to the approval of certain third party and governmental agencies. The agreement is more fully described in the press release included herein as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.   Page

           (a)     Not Applicable

           (b)     Not Applicable

           (c)     Exhibits 99.1 Press Release dated May 29, 1997            Filed herewith



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MONTEREY HOMES CORPORATION


Date:  June 9, 1997                     By: /s/ Larry W. Seay
                                            ------------------------------
                                                Larry W. Seay
                                                Vice President of Finance and
                                                  Chief Financial Officer
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